Exhibit 1.1


                        FORM OF UNDERWRITING AGREEMENT

                                DATED [ ], 2006


                           GRANITE MASTER ISSUER PLC

                                      And

                               NORTHERN ROCK PLC

                                      And

                       GRANITE FINANCE FUNDING 2 LIMITED

                                      And

                       GRANITE FINANCE TRUSTEES LIMITED

                                      And

                             [                    ]

                                      And

                             [                    ]

                                      And

                             [                    ]

                                      And

                             [                    ]

                                      And

                             [                    ]



                     relating to GRANITE MASTER ISSUER PLC

                  U.S.$[    ] Series [ ] Class [ ] Notes due [ ]






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                                   CONTENTS

Clause                                                                                                    Page

1.    Agreement to Issue and Subscribe.......................................................................4
2.    Stabilization..........................................................................................6
3.    Agreements by the Underwriters.........................................................................7
4.    Listing...............................................................................................10
5.    Representations and Warranties of the Issuer..........................................................11
6.    Representations and Warranties of Funding 2 and the Mortgages Trustee.................................16
7.    Representations and Warranties of NRPLC...............................................................21
8.    Covenants of the Issuer, Funding 2, the Mortgages Trustee and NRPLC...................................24
9.    Conditions Precedent..................................................................................29
10.   Expenses..............................................................................................33
11.   Indemnification.......................................................................................34
12.   Termination...........................................................................................39
13.   Survival of Representations and Obligations...........................................................40
14.   Notices...............................................................................................40
15.   Time..................................................................................................42
16.   Non Petition and Limited Recourse.....................................................................42
17.   Governing Law and Jurisdiction........................................................................42
18.   Counterparts..........................................................................................43
19.   Authority of the Lead Underwriters....................................................................43
20.   Successors............................................................................................43



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THIS UNDERWRITING AGREEMENT is made as of  [          ]

BETWEEN:

(1) GRANITE MASTER ISSUER PLC, a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Issuer");

(2) NORTHERN ROCK PLC, a public limited company incorporated under the laws of England and Wales, whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL ("NRPLC");

(3) GRANITE FINANCE FUNDING 2 LIMITED, a private limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX ("Funding 2");

(4) GRANITE FINANCE TRUSTEES LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (the "Mortgages Trustee");

(5)      [    ], [    ] and [     ] (the "Lead Underwriters"); and

(6)      [     ]  and  [    ](together with the Lead Underwriters, the
         "Underwriters" and each an "Underwriter").

WHEREAS:

(A) The Issuer proposes to cause to be issued and to sell to the Underwriters the mortgage-backed notes of the series and class specified on Schedule 1 hereto and described in Section 1.3 hereof (the "Dollar Notes" as set forth on the cover page of the Prospectus Supplement).

(B) The Dollar Notes will be denominated in U.S. dollars and in minimum denominations of $[100,000] and integral multiples of $[1,000] in excess thereof. The Dollar Notes will be issued on the date and at the time specified in the Prospectus Supplement, which date and time may be changed by agreement between Issuer and the Lead Underwriters on behalf of the Underwriters (such date and time of delivery of and payment for such Dollar Notes being hereinafter referred to as the "Closing Date"). The issue of the Dollar Notes is referred to in this Agreement as the "Issue".

(C) Simultaneously with the Issue, the Issuer intends to issue other classes and series of notes (the "Reg S Notes", and together with the Dollar Notes, the "Notes") specified in the subscription agreement dated as of the date hereof (the "Subscription Agreement") among the Issuer, NRPLC, Funding 2, the Mortgages Trustee and the respective managers named therein (the "Managers"). Such Managers have agreed to subscribe and pay for the Reg S Notes upon the terms and subject to the conditions contained in the Subscription Agreement and the programme agreement dated as of the date hereof among the Issuer, NRPLC, Funding 2, the Mortgages Trustee and the respective managers named therein (the "Programme Agreement").

         The Notes will be constituted by, issued subject to and have the benefit of a trust deed (the "Issuer Trust Deed") to be entered into on or before the Closing Date between the Issuer and The Bank of New York, London Branch as trustee for the Noteholders (the "Note Trustee").

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(D)      The Notes (together with the Issuer's obligations to its other creditors) will be secured by the benefit of security interests created under a deed of charge and assignment by way of security (the "Issuer Deed of Charge") to be entered into on or before the Closing Date by the Issuer, the Note Trustee, the Security Trustee, Citibank, N.A. (in its separate capacities as the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank, NRPLC in its separate capacities as the Issuer Cash Manager Provider, the Issuer GIC Provider, the Issuer Account Bank and the Start-up Loan Provider, and Law Debenture Corporate Services Limited in its capacity as the Issuer Corporate Services Provider.

(E) Payments of principal of, and interest on, the Dollar Notes will be made by the Issuer to the US Paying Agent and by the US Paying Agent to Noteholders on behalf of the Issuer under a paying agent and agent bank agreement to be entered into on or before the Closing Date (the "Issuer Paying Agent and Agent Bank Agreement") among the Issuer, the Note Trustee, the Agent Bank, the paying agents named therein, the Transfer Agent and the Registrar.

(F) Each class of the Dollar Notes will be in fully registered permanent global form. The Registrar will maintain a register in respect of the Dollar Notes in accordance with the Issuer Paying Agent and Agent Bank Agreement. The global note certificates representing the Dollar Notes (the "Dollar Global Note Certificates") will be deposited on behalf of the beneficial owners of the Dollar Notes with Citibank N.A. in New York, as custodian for, and registered in the name of Cede & Co. as nominee of, The Depository Trust Company ("DTC").

(G) The Issuer will use an amount in Sterling equal to the gross proceeds of the Issue as well as an amount in Sterling equal to the gross proceeds of the Reg S Notes issue to make advances (each a loan tranche) to Funding 2 pursuant to the terms of the global intercompany loan agreement to be entered into on or before the Closing Date among the Issuer, Funding 2, the Agent Bank and The Bank of New York, London Branch in its capacity as security trustee (the "Security Trustee") (the "Global Intercompany Loan Agreement" and each loan tranche made thereunder, a "Loan Tranche"). Reference to the Global Intercompany Loan Agreement shall include reference to a loan confirmation in respect of the Global Intercompany Loan Agreement to be entered into on or about the Closing Date and made among Funding 2, the Issuer, the Security Trustee and the Agent Bank (the "Intercompany Loan Confirmation"), as amended, restated, novated, verified or supplemented from time to time and shall include any additional and/or replacement intercompany loan terms and conditions entered into from time to time in accordance with the Legal Agreements (the "Intercompany Loan Terms and Conditions").

(H) Funding 2 will pay the proceeds of each Loan Tranche to the Mortgages Trustee (or to its order) in consideration for the acquisition of part of the beneficial share of the mortgage trust portfolio of first residential mortgage loans (the "Mortgage Loans") and an interest in the related insurances and their related security (together, the "Related Security").

(I) On March 26, 2001, NRPLC assigned the initial portfolio of Mortgage Loans and their Related Security to the Mortgages Trustee and may assign further Mortgage Loans on subsequent assignment dates pursuant to a mortgage sale agreement dated 26th March, 2001 among NRPLC, the Mortgages Trustee, Funding 2 and the Security Trustee (the "Mortgage Sale Agreement"). Each of the Mortgages Trustee and Funding 2 will appoint NRPLC as administrator to service the Mortgage Loans and their Related Security pursuant to an Administration Agreement dated 26th March, 2001 (the "Administration Agreement").

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(J)      The Mortgages Trustee holds the Mortgage Loans and their Related
         Security on a bare trust in undivided shares for the benefit of Funding, Funding 2 and NRPLC pursuant to the mortgages trust deed dated 26th March, 2001 entered into by NRPLC, Funding, Funding 2 and the Mortgages Trustee (the "Mortgages Trust Deed"). The Mortgages Trustee also entered into a guaranteed investment contract dated on or about May 26, 2004 in respect of its principal bank account (the "Mortgages Trustee Guaranteed Investment Contract") between the Mortgages Trustee and NRPLC (in such capacity, the "Mortgages Trustee GIC Provider").

(K) Funding 2's obligations to the Issuer under the Global Intercompany Loan Agreement and to Funding 2's other creditors will be secured by the benefit of security interests created by a deed of charge and assignment to be dated on or before the Closing Date, which will include any deed of accession to be entered into in connection therewith or supplement thereto (the "Funding 2 Deed of Charge"), by and among Funding 2, the Issuer, the Mortgages Trustee, the Security Trustee, NRPLC in its separate capacities as Cash Manager, Account Bank and Funding 2 GIC Provider.

(L) In connection with Funding 2's purchase of a beneficial interest in a mortgage portfolio and the issue of certain notes by the Issuer, Funding 2, in addition to the documents described above, will enter into on or before the Closing Date (1) a cash management agreement with the Cash Manager, the Mortgages Trustee and the Security Trustee (the "Cash Management Agreement"); (2) a bank account agreement with the Account Banks, the Mortgages Trustee, Funding 2, the Security Trustee and the Cash Manager (the "Bank Account Agreement"); (3) a guaranteed investment contract with, inter alios, NRPLC (the "Funding 2 Guaranteed Investment Contract"); (4) a corporate services provider agreement (the "Funding 2 Corporate Services Agreement") with Mourant & Co. Capital (SPV) Limited as corporate services provider to Funding 2; (5) a start-up loan agreement with the Start-up Loan Provider and the Security Trustee (the "Start-Up Loan Agreement"); and (6) an ISDA Master Agreement including the Schedule thereto and confirmations thereunder in the respect of the Funding 2 (mortgage rates) basis rate swap and Funding 2 (LIBOR rate) basis rate swap with Funding 2, the Basis Rate Swap Provider and the Note Trustee (the "Basis Rate Swap Agreements") .

(M) In connection with the Issue, the Issuer will also execute and deliver, on or before the Closing Date, (1) the Global Notes relating to each class of the Notes; (2) the Issuer Corporate Services Agreement with respect to the Issuer; (3) a cash management agreement between the Issuer, the Issuer Cash Manager and the Note Trustee (the "Issuer Cash Management Agreement"); (4) a bank account agreement between the Issuer, the Note Trustee, the Issuer Cash Manager and the Issuer Account Bank (the "Issuer Bank Account Agreement"); (5) a post-enforcement call option agreement (the "Post-Enforcement Call Option Agreement") between the Issuer, the Note Trustee, the Registrar, the Transfer Agent and GPCH Limited; (6) the Start-Up Loan Agreement; (7) an ISDA Master Agreement, including the Schedule thereto and confirmations thereunder in respect of Dollar/Sterling currency swaps between the Issuer, the Dollar Currency Swap Provider and the Note Trustee (the "Dollar Currency Swap Agreements"); and (8) an ISDA Master Agreement, including the Schedule thereto and confirmations thereunder in respect of Euro/Sterling currency swaps between the Issuer, the Euro Currency Swap Provider and the Note Trustee (the "Euro Currency Swap Agreements" and the together with the Dollar Currency Swap Agreements, the "Currency Swap Agreements").

(N) As required, the Issuer, Funding 2, the Mortgages Trustee and/or NRPLC will enter into any other relevant documents to be signed and delivered on or before the Closing Date (such

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         documents, together with the Mortgage Sale Agreement, the Mortgages
         Trust Deed, the Mortgages Trustee Corporate Services Agreement, the Administration Agreement, the Mortgages Trustee Guaranteed Investment Contract, the Global Intercompany Loan Agreement, the Post-Enforcement Call Option Agreement, the Funding 2 Guaranteed Investment Contract, the Cash Management Agreement, the Bank Account Agreement, the Collection Bank Agreement, the Start-up Loan Agreement with respect to the Issuer, the Funding 2 Deed of Charge, the Basis Rate Swap Agreements, the Issuer Deed of Charge, the Issuer Trust Deed, the Issuer Cash Management Agreement, the Issuer Paying Agent and Agent Bank Agreement, the Issuer Bank Account Agreement, the Issuer Corporate Services Agreement, the Currency Swap Agreements, the Funding 2 Corporate Services Agreement, this Agreement, the Programme Agreement and the Subscription Agreement, each as they have been or may be amended, restated, varied or supplemented from time to time are collectively referred to herein as the "Legal Agreements").

IT IS AGREED as follows:

1.       AGREEMENT TO ISSUE AND SUBSCRIBE

1.1      Definitions and Interpretation

         (a) Capitalized terms used herein and not otherwise defined herein or pursuant hereto shall have the meanings given to them in the Prospectus (as defined below) unless the context otherwise requires.

         (b)   In this Agreement:

               (i) words denoting the singular number only shall include the plural number also and vice versa;

               (ii) words denoting one gender only shall include the other genders;

              (iii) words denoting persons only shall include firms and
                    corporations and vice versa;

               (iv) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

               (v) references to any agreement or other document (including any of the Legal Agreements) shall be deemed also to refer to such agreement or document as amended, varied, supplemented, restated or novated from time to time;

               (vi) clause, paragraph and schedule headings are for ease of reference only;

              (vii) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

             (viii) reference to a time of day, unless otherwise specified, shall be construed as a reference to London time; and

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               (ix) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

1.2      Offering

         Each of the Issuer, Funding 2 and the Mortgages Trustee understands that the Underwriters intend (i) to make a public offering of their respective portions of the Dollar Notes as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Lead Underwriters is advisable and (ii) initially to offer the Dollar Notes upon the terms set forth in the Prospectus, and in compliance with all applicable laws and regulations.

1.3      Purchase and Sale

         Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement, the Issuer agrees to sell the Dollar Notes on the Closing Date to the Underwriters as hereinafter provided, and each Underwriter agrees to purchase, severally and not jointly, the Dollar Notes from the Issuer the respective principal amount of the Dollar Notes set forth opposite such Underwriter's name in Schedule 1 hereto at a price equal to the aggregate of [ ] per cent. of the aggregate principal amount of the Series [ ] Class [ ] Notes (the "Issue Price").

1.4      Commissions

         In consideration of the obligations undertaken herein by the Underwriters, the Issuer agrees to pay to the Underwriters a selling commission (the "Selling Commission") of [ ] per cent. of the aggregate principal amount of the Series [ ] Class [ ] Notes, and a combined management and underwriting commission (the "Management and Underwriting Commission") of [ ] per cent. of the aggregate principal amount of the Series [ ] Class [ ] Notes.

         The Issuer undertakes and covenants that on the Closing Date it will pay to the Lead Underwriters on behalf of the Underwriters the aggregate Selling Commission and aggregate Management and Underwriting Commission calculated in accordance with this Clause 1.4.

1.5      Delivery and Payment

         No later than 3:00 p.m. (London time) on the Closing Date, the Issuer will (a) cause the Global Note Certificate for each of the Series [ ] Class [ ] Notes to be registered in the name of Cede & Co. as nominee for DTC for credit on the Closing Date to the account of the Lead Underwriters with DTC or to such other account with DTC as the Lead Underwriters may direct; and (b) deliver the Global Note Certificate for each of the Series [ ] Class [ ] Notes duly executed on behalf of the Issuer and authenticated in accordance with the Paying Agent and Agent Bank Agreement, to Citibank N.A., as custodian for DTC.

         Against delivery of the Dollar Notes (i) the Underwriters will pay to the Lead Underwriters the gross underwriting proceeds for the Dollar Notes and (ii) the Lead Underwriters will pay to the Issuer or to a third party, as directed by the Issuer, the gross underwriting proceeds for the Dollar Notes. Payment for the Dollar Notes shall be made by the Lead Underwriters in Dollars in immediately available funds to the account of the Issuer, account number [ ], sort code [ ], or such other accounts as the Issuer may direct, and shall be evidenced by a confirmation from the Lead Underwriters that they have so made that payment to the Issuer.

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1.6      The Legal Agreements

         To the extent that each of the Issuer, Funding 2, the Mortgages Trustee and NRPLC is a signatory to the Legal Agreements, each will on or before the Closing Date, have entered into or enter into each of the Legal Agreements to which it is a party, substantially in the form of the draft reviewed by Allen & Overy LLP and Sidley Austin Brown & Wood (any draft of any document so reviewed being called an "agreed form"), with such amendments as the Lead Underwriters, on behalf of the Underwriters, may agree with the Issuer and, if it is a signatory, Funding 2, the Mortgages Trustee and/or NRPLC.

1.7      The Notes

         The Dollar Notes will be issued on the Closing Date in accordance with the terms of the Issuer Trust Deed and will be in, or substantially in, the form set out therein.

1.8      Prospectus

         The Issuer confirms that it has prepared the Prospectus (as more fully described in Clause 5(a)) for use in connection with the issue of the Dollar Notes and hereby authorizes the Underwriters to distribute copies of the Prospectus in connection with the offering and sale of the Dollar Notes.

1.9      Authority to Offer

         The Issuer confirms that it has authorized the Lead Underwriters to offer the Dollar Notes on its behalf to the Underwriters for subscription at the Issue Price subject to signature of this Agreement. Subject to Clause 3.2(a), the Issuer acknowledges and agrees that the Underwriters may offer and sell Dollar Notes to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Dollar Notes purchased by it to or through any Underwriter.

2.       STABILIZATION

2.1      Stabilization

         The Underwriters or their affiliates may, to the extent permitted by applicable laws and regulations, engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids and otherwise effect transactions in the open market or otherwise in connection with the distribution of the Dollar Notes with a view to stabilizing or maintaining the respective market prices of the Dollar Notes at levels other than those which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time. In doing so the Underwriters or their affiliates shall act as principal and in no circumstances shall the Issuer be obliged to issue more than (i) $[ ] in aggregate principal amount of the Series [ ] Class [ ] Notes.

2.2      Stabilization Profits and Losses

         As between the Issuer and the Underwriters any loss resulting from stabilization transactions entered into by the Underwriters or their affiliates pursuant to Clause 2.1 shall be borne, and any profit arising therefrom shall be retained, by the Underwriters.


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3.       AGREEMENTS BY THE UNDERWRITERS

3.1      Default of Underwriters

         (a) If any Underwriter shall default on its obligation to purchase Dollar Notes which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange to purchase, or for another party or other parties reasonably satisfactory to NRPLC to purchase, such Dollar Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Dollar Notes, then NRPLC shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Dollar Notes on such terms. In the event that, within the respective prescribed periods, the Lead Underwriters on behalf of the non-defaulting Underwriters notify NRPLC that the non-defaulting Underwriters have so arranged for the purchase of such Dollar Notes, or NRPLC notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Dollar Notes, the non-defaulting Underwriters or NRPLC shall have the right to postpone the Closing Date for a period of time agreed by the Lead Underwriters and NRPLC acting reasonably, in order to effect whatever changes may thereby be made necessary in any documents or arrangements relating to the offering and sale of the Dollar Notes. Any substitute purchaser of Notes pursuant to this paragraph shall be deemed to be an Underwriter, for purposes of this Agreement, in connection with the offering and sale of the Dollar Notes.

         (b) If, after giving effect to any arrangements for the purchase of Dollar Notes of a defaulting Underwriter by the non-defaulting Underwriters, as provided in Clause 3.1(a) above, the aggregate principal amount of the Dollar Notes which remains unpurchased does not exceed ten per cent. of the aggregate principal amount of the Dollar Notes, NRPLC shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the Dollar Notes which such Underwriter agreed to purchase hereunder and, in addition to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the Dollar Notes which such Underwriter agreed to purchase hereunder) of the principal amount of the Dollar Notes of such defaulting Underwriter for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the principal amount of the Dollar Notes of a defaulting Underwriter by the non-defaulting Underwriters as provided in Clause 3.1(a) above, the aggregate principal amount of the Dollar Notes which remains unpurchased exceeds ten per cent. of the aggregate principal amount of the Dollar Notes, or if NRPLC shall not exercise the right described in Clause 3.1(b) above to require non-defaulting Underwriters to purchase the Dollar Notes of a defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of the non-defaulting Underwriters; but nothing herein shall relieve a defaulting Underwriter from liability for its default.



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3.2      Selling

         Each Underwriter severally (and not jointly) agrees as follows:

         (a)      United States

                  It is understood that several Underwriters propose to offer the Dollar Notes for sale to the public in the United States as set forth in the Prospectus. The Underwriters will offer and sell the Dollar Notes in the United States only through their U.S. registered broker dealers.

         (b)      United Kingdom

                  Each Underwriter represents and agrees that:

                  (1) in relation to Dollar Notes which have a maturity of one year or more and which are to be admitted to the Official List, it has not offered or sold, and will not offer or sell, any Dollar Notes to persons in the United Kingdom prior to admission of such Dollar Notes to listing in accordance with Part VI of the Financial Services and Markets Act 2000, as amended (the "FSMA") except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended) or the FSMA;

                  (2) in relation to Dollar Notes which have a maturity of one year or more and which are not to be admitted to the Official List, it has not offered or sold and, prior to the expiry of a period of six months from the issue date of such Dollar Notes, will not offer or sell any such notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding managing, or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of the Securities Regulations 1995;

                  (3) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Dollar Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

                  (4) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Dollar Notes in, from or otherwise involving the United Kingdom.





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        [(c)     Italy

                  Each Underwriter represents and agrees that the offering of the Dollar Notes has not been cleared by CONSOB (the Italian Securities Exchange Commission) pursuant to Italian securities legislation and, accordingly, the Dollar Notes have not been and will not be offered, sold or delivered by it, and the copies of the Prospectus or any other document relating to the Dollar Notes have not been and will not be distributed in the Republic of Italy, except:

                  (i) to professional investors (operatori qualificati), as defined in Article 31, second paragraph, of CONSOB Regulation No. 11522 of 1st July, 1998, as amended; or

                  (ii) in circumstances which are exempted from the rules on solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of 24th February, 1998 (the "Financial Services Act") and Article 33, first paragraph of CONSOB Regulation No. 11971 of 14th May, 1999, as amended.

                  In addition, each Underwriter represents and agrees that any offer, sale or delivery of the Dollar Notes or distribution of copies of the Prospectus or any other document relating to the Dollar Notes made by it in the Republic of Italy under (i) or (ii) above has been and will be:

                  (A) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services Act and Legislative Decree No. 385 of 1st September, 1993 (the "Banking Act");

                  (B) in compliance with Article 129 of the Banking Act and the implementing guidelines of the Bank of Italy, as amended from time to time, pursuant to which the issue or the offer of securities in the Republic of Italy may need to be preceded and followed by an appropriate notice to be filed with the Bank of Italy depending, inter alia, on the aggregate value of the securities issued or offered in the Republic of Italy and their characteristics; and

                  (C) in accordance with any other applicable laws and regulations.]

                  [Dollar Notes are not offered in Italy. Consider shortening the selling restriction, i.e. straight prohibition]

         (d)      Spain

                  Each Underwriter represents and agrees that it has not, directly or indirectly, offered or sold and will not offer or sell any Dollar Notes in Spain by means of a public offer as defined and construed by Spanish law unless such public offer is made in compliance with the requirements of Law 24/1988 of 28th July (as amended by Law 37/1998, of 16th November), on the Spanish Securities Market and the Royal Decree 291/1992, of 27th March (as amended by Royal Decree 2590/1998, of 7th December and Royal Decree 705/2002, of 19th July), on issues and public offers for the sale of securities.


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         (e)      Ireland

                  Each Underwriter represents and agrees that it has not and will not, directly or indirectly, offer or sell in Ireland any Dollar Notes other than to persons whose ordinary business it is to buy or sell shares or debentures whether as principal or agent.

         (f)      The Netherlands

                  Each Underwriter represents and agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer and sell any Dollar Notes in the Netherlands.

         (g)      Other

                  For each jurisdiction outside the United States and the United Kingdom (a "Relevant Jurisdiction"), each Underwriter acknowledges that no representation is made by the Issuer or any Underwriter that any action has been or will be taken in any Relevant Jurisdiction by the Issuer or any Underwriter that would permit a public offering of the Dollar Notes (other than as described above), or possession or distribution of the Prospectus or any other offering material, in any country or Relevant Jurisdiction where action for that purpose is required. Each Underwriter will comply with all applicable securities laws and regulations in any Relevant Jurisdiction in which it purchases, offers, sells or delivers Dollar Notes or has in its possession or distributes the Prospectus or any other offering material, in all cases at its own expense. Each Underwriter represents that it has not and will not directly or indirectly offer, sell or deliver any offered notes or publish any prospectus, form of application, offering circular, advertisement or other offering material except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations, and all offers, sales and deliveries of offered notes by it will be made on the same terms and will obtain any consent, approval or permission required by it for the purchase, offer, sale or delivery by it of Dollar Notes under the laws and regulations in force in any Relevant Jurisdictions to which it is subject or in which it makes such purchases, offers, sales or deliveries and the Issuer shall have no responsibility for them.

4.       LISTING

4.1      Application for Listing

         The Issuer confirms that it has authorized the Lead Underwriters to make or cause to be made at the Issuer's expense applications on the Issuer's behalf for the Notes to be listed on the Official List of the UK Listing Authority and for the Notes to be admitted to trading by the London Stock Exchange plc (the "Stock Exchange").

4.2      Supply of Information

         The Issuer agrees to supply to the Lead Underwriters for delivery to the UK Listing Authority and the Stock Exchange copies of the Prospectus and such other documents, information and undertakings as may be required for the purpose of obtaining such listing.


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4.3      Maintenance of Listing

         The Issuer agrees to use its reasonable endeavors to maintain a listing of the Dollar Notes on the Official List of the UK Listing Authority and the admission of the Notes to trading by the Stock Exchange for as long as any of the Dollar Notes are outstanding and to pay all fees and supply all further documents, information and undertakings and publish all advertisements or other material as may be necessary for such purpose. However, if such listing becomes impossible, the Issuer will obtain, and will thereafter use its best endeavors to maintain, a quotation for, or listing of, the Dollar Notes on or by such other stock exchange, competent listing authority and/or quotation system as is commonly used for the quotation or listing of debt securities as it may, with the approval of the Lead Underwriters (such approval not to be unreasonably withheld or delayed), decide.

5.       REPRESENTATIONS AND WARRANTIES OF THE ISSUER

         The Issuer represents and warrants to, and agrees with, Funding 2, the Mortgages Trustee, the Underwriters and each of them that:

         (a)      The Registration Statement

                  The Issuer (together with Funding 2 and the Mortgages Trustee) has prepared and filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-119671), including a prospectus, and such registration statement has become effective under the Securities Act of 1933, as amended (the "Securities Act"). As of the Closing Date, no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or to the Issuer's knowledge threatened by the Commission. The prospectus in the form in which it will be used in connection with the offering of the Dollar Notes is proposed to be supplemented by a prospectus supplement relating to the Dollar Notes and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act. (Such registration statement, as amended at the time it became effective (the "Effective Date"), or if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, is hereinafter referred to as the "Registration Statement"; such prospectus supplement, as first filed with the Commission, is hereinafter referred to as the "Prospectus Supplement"; and such prospectus, in the form in which it was first be filed with the Commission in connection with the offering of the Dollar Notes, as supplemented by the Prospectus Supplement, is hereinafter referred to as the "Prospectus"). Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the Effective Date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") after the Effective Date of the Registration Statement or the issue date of any preliminary prospectus or the date on which the


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

                                      12
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                  Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, that deemed to be incorporated therein by reference.

(b)               No Material Misstatements or Omissions

                  (I) The Registration Statement and the Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the requirements of the Securities Act and the Trust Indenture Act and do not and will not, as of the Effective Date as to the Registration Statement and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus (as amended or supplemented) as of the Closing Date will not include any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer makes no representations, warranties or agreements as to: (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Note Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of any Underwriter specifically for use therein, which information is described in Clause 11.2.

                  (II) the documents incorporated by reference in the Prospectus, as of the Effective Date or when filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (c)      Incorporation, Capacity and Authorization

                  The Issuer is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and capacity to conduct its business as described in the Prospectus, has full power and capacity to create and issue the Dollar Notes, to execute this Agreement and the other Legal Agreements to which it is a party and to undertake and perform the obligations expressed to be assumed by it herein and therein; and has taken all necessary action to approve and authorize the same; and the Issuer is lawfully qualified to do business in England and Wales. The Issuer has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a

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


                                      13
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                  receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues;

         (d)      Validity of Legal Agreements

                  This Agreement has been duly authorized, executed and delivered by the Issuer and constitutes, and the other Legal Agreements to which the Issuer is a party have been duly authorized by the Issuer and on the Closing Date will constitute, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors rights generally and to general equitable principles;

         (e)      Validity of Notes

                  The creation, sale and issue of the Dollar Notes have been duly authorized by the Current Issuer and, when executed and authenticated in accordance with the Issuer Trust Deed and the Issuer Paying Agent and Agent Bank Agreement, the Dollar Notes will constitute valid and legally binding obligations of the Issuer and, upon effectiveness of the Registration Statement, the Issuer Trust Deed will have been duly qualified under the Trust Indenture Act;

         (f)      Consents

                  All consents, approvals, authorizations and other orders of all United States and United Kingdom regulatory authorities required for the creation, issue and offering of the Dollar Notes or in connection with the execution and performance of the transactions contemplated by the Legal Agreements or the compliance by the Issuer with the terms of the Dollar Notes and the Legal Agreements as the case may be, except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under applicable United States state securities, Blue Sky or similar laws in connection with the purchase and distribution of the Notes by the Underwriters and (ii) those which will on the Closing Date be, in full force and effect;

         (g)      Compliance

                  The authorization of the Notes and the granting of security interests in relation thereto under the Issuer Deed of Charge, the offering and issue of the Dollar Notes on the terms and conditions of this Agreement, the Issuer Trust Deed and the Prospectus, the execution and delivery of the Legal Agreements to which it is a party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements to which it is a party do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of the Issuer or any agreement or instrument to which the Issuer is a party or by which its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over the Issuer or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves;

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

                                      14
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         (h)      Accountants

                  [PricewaterhouseCoopers LLP] are independent public accountants with respect to the Issuer within the meaning of the Securities Act;

         (i)      Taxation

                  Save as described in the legal opinions referred to in Clause 9.1(d) of this Agreement, no stamp or other similar duty is assessable or payable in the United Kingdom, and no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind in connection with the authorization, execution or delivery of the Legal Agreements or with the authorization, issue, sale or delivery of the Dollar Notes and (except as disclosed in the Prospectus) the performance of the Issuer's, Funding 2's and/or, as the case may be, the Mortgages Trustee's obligations under the Legal Agreements and the Notes. This warranty does not apply to any United Kingdom corporation tax which may be levied, collected, withheld or assessed in connection with the authorization, execution or delivery of the Legal Agreements or with the authorization, issue, sale or delivery of the Notes;

         (j)      Breach of other agreements

                  The Issuer is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues;

         (k)      Events of Default

                  No event has occurred or circumstance arisen which, had the Dollar Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default as set out in the Conditions of the Notes;

         (l)      No Subsidiaries

                  The Issuer has no subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985;

         (m)      Granite Finance Holdings Limited

                  The Previous Issuers, the Issuer, Funding, Funding 2, the Mortgages Trustee and GPCH Limited are the only subsidiaries or subsidiary undertakings of Granite Finance Holdings Limited within the meanings of Sections 258 and 736 of the Companies Act 1985;

         (n)      No Activities

                  The Issuer has not engaged in any activities since its incorporation other than (i) those incidental to any registration or re-registration as a public limited company under the Companies Acts 1985 and 1989 and various changes to its directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorization and execution of the Legal Agreements to which it is a party;
                  (iii) the activities referred to

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                                      15
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                  or contemplated in the Legal Agreements to which it is a
                  party and (iv) the authorization and issue by it of the Notes. The Issuer has not (other than as set out in the Offering Circular relating to the Reg S Notes) prepared any accounts and has neither paid any dividends nor made any distributions since the date of its incorporation;

         (o)      Listing Rules

                  Prior to the delivery of the Prospectus to the Registrar of Companies in England and Wales, the Prospectus has been approved by or on behalf of the United Kingdom Listing Authority as listing particulars as required by the listing rules made pursuant to Part VI of the FSMA and the Prospectus complies with the listing rules made under
                  Section 74 of the FSMA;

         (p)      Litigation

                  There are no pending actions, suits or proceedings against or affecting the Issuer which could individually or in the aggregate have an adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Issuer or could adversely affect the ability of the Issuer to perform its obligations under the Legal Agreements or the Dollar Notes or which are otherwise material in the context of the issue or offering of the Dollar Notes and, to the best of the Issuer's knowledge, no such actions, suits or proceedings are threatened or contemplated;

         (q)      No Prior Security

                  Save as set out in any of the Legal Agreements, there exists no mortgage, lien, pledge or other charge on or over the assets of the Issuer and, other than the Legal Agreements, the Issuer has not entered into any indenture or trust deed;

         (r)      Security for the Notes

                  The Notes and the obligations of the Issuer under the Issuer Trust Deed will be secured in the manner provided in the Issuer Deed of Charge and with the benefit of the charges, covenants and other security interests provided for therein including, without limitation, (i) an assignment by way of first fixed security of the Issuer's rights and claims in respect of all security and other rights held on trust by the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge, (ii) an assignment by way of first fixed security of the Issuer's right, title, interest and benefit in the Global Intercompany Loan Agreement, the Currency Swap Agreements, the Funding 2 Deed of Charge, the Issuer Trust Deed, the Notes, the Issuer Paying Agent and Agent Bank Agreement, the Issuer Cash Management Agreement, the Issuer Corporate Services Agreement, the Issuer Bank Account Agreement, the Post-Enforcement Call Option Agreement, this Agreement, the Programme Agreement, the Subscription Agreement and any other agreements to which the Issuer is a party; (iii) an assignment by way of first fixed charge over the Issuer Bank Accounts; (iv) a first fixed charge (which may take effect as a floating charge) over the Issuer's right, title, interest and benefit to any Authorized Investments made with moneys standing to the credit of any of the Issuer Bank Accounts; and (v) a first ranking floating charge over the whole of the assets and undertaking of the Issuer which are not otherwise effectively subject to any fixed charge or assignment by way of security;

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

                                      16
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         (s)      Investment Company Act

                  The Issuer is not an "investment company" as defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act"), and the offer and sale of the Dollar Notes in the United States will not subject the Issuer to registration under, or result in a violation of, the Investment Company Act;

         (t)      United States Income Tax

                  The Issuer will not engage in any activities in the United States (directly or through agents), derive any income from United States sources as determined under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under the Code; and

         (u)      Legal Agreements

                  The representations and warranties given by the Issuer in the Legal Agreements are true and accurate, and the description of the Legal Agreements as set out in the Prospectus is true and correct in all material respects.

         Unless otherwise indicated, the representations and warranties set out in this Clause 5 shall be made on the date of the Prospectus and, if different, the date of this Agreement.

6.       REPRESENTATIONS AND WARRANTIES OF FUNDING 2 AND THE MORTGAGES TRUSTEE

         Each of Funding 2 and the Mortgages Trustee severally represents and warrants (in respect of itself only) to, and agrees with, the Underwriters and each of them that:

         (a)      The Registration Statement

                  Each of Funding 2 and the Mortgages Trustee (together with the Issuer) has prepared and filed with the Commission the Registration Statement, including the Prospectus, and such registration statement has become effective under the Securities Act. As of the Closing Date, no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or to Funding 2 or the Mortgages Trustee knowledge threatened by the Commission. The prospectus in the form in which it will be used in connection with the offering of the Dollar Notes is proposed to be supplemented by a prospectus supplement relating to the Dollar Notes and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act.

         (b)      No Material Misstatements or Omissions

                  (I) The Registration Statement and the Prospectus (as amended or supplemented if the Issuer, the Mortgages Trustee and Funding 2 shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the requirements of the Securities Act and the Trust Indenture Act and do not and will not, as of the Effective Date as to the Registration Statement and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact

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

                                      17
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                  required to be stated therein or necessary to make the
                  statements therein not misleading; and the Prospectus (as amended or supplemented) as of the Closing Date will not include any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Funding 2 and the Mortgages Trustee makes no representations, warranties or agreements as to: (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Note Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to Funding 2 and the Mortgages Trustee by or on behalf of any Underwriter specifically for use therein, which information is described in Clause 11.2.

                  (II) the documents incorporated by reference in the Prospectus, as of the Effective Date or when filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (c)      Incorporation, Capacity and Authorization

                  (I) Funding 2 is a private limited company duly incorporated and validly existing under the laws of England and Wales, with full power and capacity to conduct its business as described in the Prospectus, has full power and capacity to execute this Agreement and the other Legal Agreements to which it is a party and to undertake and perform the obligations expressed to be assumed by it herein and therein; and has taken all necessary action to approve and authorize the same; and Funding 2 is lawfully qualified to do business in England and Wales. Funding 2 has not taken any corporate action or (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues;

                  (II) The Mortgages Trustee is duly incorporated and validly existing under the laws of Jersey, Channel Islands, with full power and authority to conduct its business as described in the Prospectus, is lawfully qualified to do business in Jersey and has full power and capacity to execute this Agreement and the other Legal Agreements to which it is a party, and to undertake and perform the obligations expressed to be assumed by it herein and therein; and it has taken all necessary action to approve and authorize the same. The Mortgages Trustee has not taken any corporate action or (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or

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

                                      18
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                  reorganization or for the appointment of a receiver,
                  administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues;

         (d)      Validity of Legal Agreements

                  This Agreement has been duly authorized, executed and delivered by each of Funding 2 and the Mortgages Trustee and constitutes, and the other Legal Agreements to which the Issuer is a party have been duly authorized by each of Funding 2 and the Mortgages Trustee and on the Closing Date will constitute, a legal, valid and binding obligation of each of Funding 2 and the Mortgages Trustee, enforceable against each of Funding 2 and the Mortgages Trustee in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors rights generally and to general equitable principles;

         (e)      Consents

                  All consents, approvals, authorizations and other orders of all United States, Jersey, Channel Islands and United Kingdom regulatory authorities required in connection with the execution of and performance by, Funding 2 and/or the Mortgages Trustee, of the transactions contemplated by the Legal Agreements to which Funding 2 and/or the Mortgages Trustee, as the case may be, is a party or the compliance by each of them with the terms of the Legal Agreements are, or will on the Closing Date be, in full force and effect;

         (f)      Compliance

                  The authorization of the terms and conditions of this Agreement, the execution and delivery of the Legal Agreements to which Funding 2 and/or, as the case may be, the Mortgages Trustee is party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of Funding 2 or the Mortgages Trustee or any agreement or instrument to which Funding 2 or the Mortgages Trustee is a party or by which its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over either Funding 2 or the Mortgages Trustee or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its or their properties, other than those created in, or imposed by, the Legal Agreements themselves;

         (g)      Breach of other agreements

                  Neither Funding 2 nor the Mortgages Trustee is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues;



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                                      19
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         (h)      Events of Default

                  No event has occurred or circumstance arisen which, had the Global Intercompany Loan Agreement been entered into, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute a Funding 2 Intercompany Loan Event of Default as set out in the Global Intercompany Loan Agreement;

         (i)      No Subsidiaries

                  The Mortgages Trustee does not have any subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985. Funding 2 does not have any subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985 save for the Previous Issuers and the Issuer;

         (j)      No Activities

                  (I) Funding 2 has not engaged in any activities since its incorporation other than (i) those incidental to any registration or re-registration as a private limited company under the Companies Acts 1985 and 1989 and various changes to its directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorization, execution and in certain cases, amendment, of the Legal Agreements to which each is a party; (iii) the activities referred to or contemplated in the Legal Agreements; and
                  (iv) the filing of a notification by Funding 2 under the Data Protection Act 1998 (the "DPA") and the application for a standard license under the Consumer Credit Act 1974. Funding 2 has not (other than as set out in the Offering Circular relating to the Reg S Notes) prepared any accounts and has neither paid any dividends nor made any distributions since the date of its incorporation;

                  (II) The Mortgages Trustee has engaged in any activities since its incorporation other than (i) those incidental to any registration as private limited companies under the laws of Jersey and (if any) various changes to its directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorization, execution and in certain cases, amendment, of the Legal Agreements to which each is a party; (iii) the activities referred to or contemplated in the Legal Agreements or in the Prospectus;
                  (iv) the activities undertaken in connection with the establishment of the Mortgages Trust pursuant to the Mortgages Trust Deed and the establishment of a branch in the United Kingdom; (v) the filing of a notification by the Mortgages Trustee under the DPA and the application for a standard license under the Consumer Credit Act 1974; and
                  (vi) any activities in connection with or incidental to the issue of Previous Notes by the Previous Issuers and the issue of the Notes by the Issuer. The Mortgages Trustee has not prepared any accounts and has neither paid any dividends nor made any distributions since the date of its incorporation;

         (k)      Beneficial Owner

                  As of [ ], 2006, following (i) the completion of the assignment of the Additional Assigned Mortgage Portfolio to the Mortgages Trustee pursuant to or in accordance with the Mortgage Sale Agreement and (ii) the declaration of trust over the Additional Assigned Mortgage Portfolio by the Mortgages Trustee pursuant to and in


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                                      20
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                  accordance with the terms of the Mortgages Trust Deed, the
                  Mortgages Trustee has held the Additional Assigned Mortgage Portfolio, and has held and will continue to hold, the Mortgage Portfolio on a bare trust for the benefit of Funding, Funding 2 and NRPLC in undivided shares absolutely;

         (l)      Litigation

                  There are no pending actions, suits or proceedings against or affecting Funding 2 or the Mortgages Trustee which could individually or in the aggregate have an adverse effect on the condition (financial or otherwise), prospects, results of operations or general affairs of the Mortgages Trustee or Funding 2 (as the case may be) or could adversely affect the ability of the Mortgages Trustee or Funding 2 (as the case may be) to perform their respective obligations under the Legal Agreements, or which are otherwise material in the context of the transaction contemplated by the Prospectus and, to the best of the knowledge of Funding 2 and the Mortgages Trustee, no such actions, suits or proceedings are threatened or contemplated;

         (m)      No Prior Security

                  Save as set out in any of the Legal Agreements there exists no mortgage, lien, pledge or other charge on or over the assets of Funding 2 and, other than the Legal Agreements, it has not entered into any indenture or trust deed;

         (n)      Security for the Loan Tranches under the Global Loan Facility

                  Funding 2's obligations under, inter alia, the Global Intercompany Loan Agreement will be secured in the manner provided in the Funding 2 Deed of Charge and with the benefit of the charges, covenants and other security provided for therein including, without limitation, (i) a first fixed charge over and assignment by way of security of Funding 2's share of the Trust Property (as defined in the Mortgages Trust Deed); (ii) an assignment by way of first fixed security of all of Funding 2's right, title, interest and benefit in the Mortgage Sale Agreement, the Mortgages Trust Deed, the Administration Agreement, the Global Intercompany Loan Agreement, the Start-Up Loan Agreement, the Funding 2 Guaranteed Investment Contract, the Funding 2 Corporate Services Agreement, the Funding 2 Cash Management Agreement, the Bank Account Agreement and any other of the Legal Agreements (excluding all of Funding 2's right, title, interest and benefit in the Funding 2 Deed of Charge) to which Funding 2 is a party); (iii) a first fixed charge (which may take effect as a floating charge) of Funding 2's right, title, interest and benefit in the Funding 2 Bank Accounts; (iv) a first fixed charge (which may take effect as a floating charge) of Funding 2's right, title, interest and benefit in all Authorized Investments purchased with moneys standing to the credit of the Funding 2 Bank Accounts; and (v) a first floating charge over all the assets and the undertaking of Funding 2 which are not effectively subject to a fixed charge or assignment by way of security;

         (o)      Investment Company Act

                  Neither Funding 2 nor the Mortgages Trustee is an "investment company" as defined in the Investment Company Act, and the offer and sale of the Notes in the United States will not subject Funding 2 or the Mortgages Trustee to registration under, or result in a violation of, the Investment Company Act;

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

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         (p)      United States Income Tax

                  Neither Funding 2 nor the Mortgages Trustee will engage in any activities in the United States (directly or through agents), derive any income from United States sources as determined under the Code, or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under the Code;

         (q)      Accountants

                  [PricewaterhouseCoopers LLP] are independent public accountants with respect to Funding 2 within the meaning of the Securities Act;

         (r)      Legal Agreements

                  The representations and warranties given by Funding 2 and the Mortgages Trustee in the Legal Agreements are true and accurate, and the description of the Legal Agreements as set out in the Prospectus is true and correct in all material respect.

         Unless otherwise indicated, the representations and warranties set out in this Clause 6 shall be made on the date of the Prospectus and, if different, the date of this Agreement.

7.       REPRESENTATIONS AND WARRANTIES OF NRPLC

         NRPLC represents and warrants to, and agrees with, the Underwriters and each of them that:

         (a)      Incorporation

                  It is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Prospectus, to execute this Agreement and the Legal Agreements to which it is a party and to undertake and perform the obligations expressed to be assumed by it herein and therein and has taken all necessary action to approve and authorize the same and is lawfully qualified to do business in England and Wales; and NRPLC has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues; and it is not in liquidation;

         (b)      Validity of Legal Agreements

                  This Agreement has been duly authorized, executed and delivered by NRPLC and constitutes, and the other Legal Agreements to which NRPLC is a party will be duly authorized by NRPLC prior to the Closing Date and on the Closing Date will constitute, a legal, valid and binding obligation of NRPLC, enforceable against NRPLC in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors rights generally and to general equitable principles;

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

         (c)      Related Security

                  NRPLC has not received notice of, and no solicitor employed in the NRPLC Solicitors' Department is actually aware of, any material litigation or claim, of any pending material litigation or claim, calling into question NRPLC's title to any Related Security or the value of any security therefor or its right to assign any such Related Security to the Mortgages Trustee;

         (d)      Consents

                  All consents, approvals and authorizations of all United Kingdom regulatory authorities required on the part of NRPLC for or in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which NRPLC is a party have been, or will be prior to the Closing Date be, obtained and are, or will prior to the Closing Date be, in full force and effect including, without limiting the generality of the foregoing, NRPLC having received a standard license under the Consumer Credit Act 1974 and NRPLC being registered under the DPA;

         (e)      Compliance

                  The sale on [     ], 2006 of the Additional Assigned Mortgage
                  Portfolio and the related property and rights did not and will not, and the execution and delivery of the Legal Agreements to which NRPLC is a party, the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of such Legal Agreements do not and will not (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of NRPLC, or any agreement or instrument to which NRPLC is a party or by which it or any of its properties is bound, where such breach or default might have a material adverse effect in the context of the issue of the Notes; or (ii) infringe any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court having jurisdiction over NRPLC or any of its properties; or
                  (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves;

         (f)      No Material Misstatements or Omissions

                  (I) The Registration Statement and the Prospectus (as amended or supplemented if the Issuer, the Mortgages Trustee and Funding 2 shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the requirements of the Securities Act and the Trust Indenture Act and do not and will not, as of the Effective Date as to the Registration Statement and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus (as amended or supplemented) as of the Closing Date will not include any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that NRPLC makes no representations, warranties or agreements as to: (i) that part of the Registration Statement which constitutes the Statement of Eligibility and


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

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                  Qualification (Form T-1) of the Note Trustee under the Trust
                  Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to NRPLC by or on behalf of any Underwriter specifically for use therein, which information is described in Clause 11.2;

                  (II) the documents incorporated by reference in the Prospectus, as of the Effective Date or when filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (g)      Beneficial Owner

                  As of [    ], 2006, following (i) the completion of the
                  assignment of the Additional Assigned Mortgage Portfolio to the Mortgages Trustee pursuant to and in accordance with the Mortgage Sale Agreement and (ii) the declaration of trust over the Additional Assigned Mortgage Portfolio by the Mortgages Trustee pursuant to and in accordance with the terms of the Mortgages Trust Deed, the Mortgages Trustee has held the Additional Assigned Mortgage Portfolio and has held and will continue to hold the Mortgage Portfolio on a bare trust for the benefit of Funding 2 and NRPLC in undivided shares absolutely;

         (h)      Litigation

                  It is not a party to, and no solicitor in NRPLC's Solicitors' Department is actually aware of, any actions, suits or proceedings in relation to claims or amounts which could, if determined adversely to NRPLC, materially adversely affect NRPLC's ability to perform its obligations under the Legal Agreements; and

         (i)      Mortgage Sale Agreement and Mortgages Trust Deed

                  The representations and warranties given by NRPLC in the Mortgage Sale Agreement are true and accurate in all material respects as when stated to be made and the representations and warranties given by NRPLC in the Mortgages Trust Deed are true and accurate in all material respects as when stated to be made.

         Unless otherwise indicated, the representations and warranties set out in this Clause 7 shall be made on the date of the Prospectus and, if different, the date of this Agreement.



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

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8.       COVENANTS OF THE ISSUER, FUNDING 2, THE MORTGAGES TRUSTEE AND NRPLC

8.1 The Issuer and, where expressly provided, Funding 2, the Mortgages Trustee and NRPLC severally (and not jointly) covenants to, and agrees each for itself with, the Underwriters and each of them that:

         (a)      The Registration Statement

                  The Issuer, Funding 2 and the Mortgages Trustee will (i) file with the Commission the final Prospectus (in a form approved by the Lead Underwriters) pursuant to Rule 424(b) under the Securities Act not later than the time periods specified therein, (ii) make no further amendment to the Registration Statement or supplement to the Prospectus prior to the Closing Date except as permitted herein, (iii) advise the Lead Underwriters, promptly after they receive notice thereof, of the time, during the period a Prospectus is required to be delivered in connection with the offer and sale of the Dollar Notes, when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and (iv) furnish the Lead Underwriters with copies thereof for their review prior to filing and not to file any such proposed amendment or supplement to which the Lead Underwriters reasonably object.

         (b)      Signed Prospectus

                  The Issuer will deliver to the Underwriters, without charge, on the date of this Agreement, such number of copies of the Prospectus as the Underwriters may reasonably request, and the Issuer will furnish to the Lead Underwriters on the date of this Agreement four copies of the Prospectus signed by a duly authorized director of the Issuer. The Issuer will also promptly furnish each Underwriter (to the extent not already furnished) and its counsel one signed copy of the Registration Statement as originally filed and each amendment or supplement thereto. including all consents, exhibits and documents incorporated by reference, filed therewith;

         (c)      Notify Material Omission

                  If, during such period of time after the first date of the public offering of the Dollar Notes a prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, (i) any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or (ii) if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, then the Issuer will promptly (A) notify the Underwriters,
                  (B) prepare and file with the Commission an amended or supplemented Prospectus which corrects such statement or omission or effects such compliance, and (C) furnish without charge to the Underwriters as many copies as the Lead Underwriters may reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. The provisions of Clauses 5(a), 5(b), 5(c), 5(o), 6(a), 6(b), 6(c),


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

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                  7(a) and 7(f) shall be deemed to be repeated by, as
                  applicable, the Issuer, Funding 2, the Mortgages Trustee and NRPLC (as applicable) as of the date of each such amended or supplemented Prospectus on the basis that each reference to "Prospectus" in such provisions of Clauses 5, 6 and 7 shall be deemed to be a reference to the Prospectus as amended or supplemented as of such date;

         (d)      Notify Change

                  Without prejudice to its obligations under Clause 8.1(c), the Issuer will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment of the gross underwriting proceeds for the Notes being made to the Issuer on the Closing Date and will take such steps as may be reasonably requested by the Lead Underwriters to remedy and/or publicize the same;

         (e)      Official Announcements

                  Between the date of this Agreement and the Closing Date (both dates inclusive) none of NRPLC, the Issuer, Funding 2 or the Mortgages Trustee will, without the prior approval of the Lead Underwriters on behalf of the Underwriters (such approval not to be unreasonably withheld or delayed), make any official announcement which would have an adverse effect on the marketability of the Dollar Notes;

         (f)      Stamp Duty

                  (i) The Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties that it is required to pay under any obligation in the Legal Agreements to which it is a party payable in the United Kingdom or the United States, including interest and penalties, in connection with the creation, issue, distribution and offering of the Notes, or in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to
                          it);

                  (ii) Funding 2 will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties that it is required to pay under any obligation in the Legal Agreements to which it is a party payable in the United Kingdom or the United States, including interest and penalties, or in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party (other than in respect of the execution, delivery or enforcement of the Mortgages Trust Deed and any Legal Agreement to which the Issuer is a party) together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it); and

                  (iii) The Mortgages Trustee will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties that it is required to pay under any obligation in the Legal Agreements to which it is a party

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                                      26
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                          payable in the United Kingdom, Jersey, Channel
                          Islands or the United States, including interest and penalties, or in connection with the execution, delivery or enforcement of the Mortgages Trust Deed (including any amendment thereto) and the Mortgage Sale Agreement (including any amendment thereto) (together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it)) but will be promptly reimbursed an amount equal to any such payments by the Beneficiaries in accordance with the terms of the Mortgages Trust Deed;

         (g)      United States Income Tax

                  The Issuer will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under the Code and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under the Code;

         (h)      Payment of Fees, Charges, Costs and Duties

                  (i) Without prejudice to the generality of Clause 10.1, the Issuer will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties that it is required to pay under the Legal Agreements to which it is a party, including interest and penalties, arising from or in connection with the creation of the security for the Notes and the obligations of the Issuer under the Issuer Trust Deed and for the other amounts to be secured as contemplated by the Issuer Deed of Charge, and the perfection of such security at any time;

                  (ii) Without prejudice to the generality of Clause 10.1, Funding 2 will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties that it is required to pay under the Legal Agreements to which it is a party, including interest and penalties, arising from or in connection with the creation of the security for the Loan Tranches under the Global Loan Facility and for the other amounts to be secured as contemplated by the Funding 2 Deed of Charge the Deeds of Accession and the Current Deed of Accession and the perfection of such security at any time; and

                  (iii) Without prejudice to the generality of Clause 10.1, the Mortgages Trustee will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties that it is required to pay under the Legal Agreements to which it is a party, including interest and penalties, arising from or in connection with the purchase of the Related Security (and related property and rights) excluding H.M. Land Registry fees (it being agreed that registration or recording at H.M. Land Registry of the transfer of the Related Security to the Mortgages Trustee will not be applied for except in the circumstances specified in the Administration Agreement); but on the basis that the Mortgages Trustee will be reimbursed such fees, charges, costs and duties and any stamp and other similar taxes or duties (including interest and penalties) by the Beneficiaries pursuant to the terms of the Mortgages Trust Deed;

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

         (i)      Perform All Required Actions

                  On or prior to the Closing Date each of NRPLC, the Issuer, Funding 2 and the Mortgages Trustee will do all things reasonably within each of their respective powers and required of each of them on such date under the terms of the Legal Agreements to which each is a party;

         (j)      Review of Related Security

                  NRPLC will deliver to the Lead Underwriters on or around the date of this Agreement a letter addressed to the Underwriters or their affiliates (relating to the review by [PricewaterhouseCoopers LLP] of the Related Security and referred to in the Signing and Closing Memorandum as the Auditors' pool audit report letter) dated on or around the date of this Agreement in the agreed form addressed to NRPLC and the Underwriters from [PricewaterhouseCoopers LLP];

        (k)       Conditions Precedent

                  The Issuer will use all reasonable endeavors to procure satisfaction on or before the Closing Date of the conditions referred to in Clause 9 of this Agreement;

        (l)       Issuer Cash Management Agreement

                  The Issuer will use all reasonable endeavors to procure that NRPLC complies with its obligations under the Issuer Cash Management Agreement;

        (m)       Administration Agreement

                  Funding 2 and the Mortgages Trustee will use all reasonable endeavors to procure that NRPLC complies with its obligations under the Administration Agreement;

        (n)       Charges and Security Interests

                  (i) The Issuer will procure that each of the charges and other security interests created by or contained in the Issuer Deed of Charge is registered within all applicable time limits in all appropriate registers; and

                  (ii) Funding 2 will procure that each of the charges and other security interests created by or contained in the Funding 2 Deed of Charge, the Deeds of Accession and the Current Deed of Accession is registered within all applicable time limits in all appropriate registers;

         (o)      Ratings

                  None of NRPLC, the Issuer, Funding 2 or the Mortgages Trustee will take, or cause to be taken, any action and none of them will permit any action to be taken which it knows or has reason to believe would result in the Dollar Notes not being assigned an [ ] rating for the Series [ ] Class [ ] Notes by Fitch Ratings Ltd. ("Fitch Ratings"), an [ ] rating for the Series [ ] Class [ ] Notes by Moody's Investors Services Limited ("Moody's") and an [ ] rating for the Series [ ] Class [ ] Notes by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's");

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                                      28
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         (p)      Legal Agreements

                  Prior to closing on the Closing Date none of NRPLC, the Issuer, Funding 2 or the Mortgages Trustee will amend the terms of the executed Legal Agreements, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Lead Underwriters (such consent not to be unreasonably withheld or delayed);

         (q)      Copies of Filings and Commission

                  If during any period during which a prospectus relating to the Dollar Notes is required to be delivered under the Securities Act until three months after the Closing Date (the "Marketing Period"), there is (i) any amendment to the Registration Statement, (ii) any amendment or supplement to the Prospectus, or (iii) any material document filed by the Issuer, Funding 2 or the Mortgages Trustee with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act including but not limited to (A) any interim or any report submitted to the Commission on Form 6-K ("Form 6-K") or Form 20-F ("Form 20-F") under the Exchange Act and the rules and regulations thereunder or (B) any amendment of or supplement to any such document, the Issuer, Funding 2 and the Mortgages Trustee, as the case may be, will furnish a copy thereof to each Underwriter, and counsel to the Underwriters;

         (r)      Notice to Underwriters of Certain Events

                  If a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective, not later than [ ], [New York City time], on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; all requests for additional information shall have been complied with to the satisfaction of the Lead Underwriter;

         (s)      Stop Orders

                  The Issuer will use its best efforts to prevent the issuance of any stop order or the suspension of any qualification and if, during the Marketing Period, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement or such qualification of the Dollar Notes for sale in any jurisdiction is suspended, the Issuer will make every reasonable effort to obtain the lifting of that order or suspension at the earliest possible time; and

         (t)      Blue Sky Qualifications

                  The Issuer will co-operate with the Underwriters to qualify the Dollar Notes for offering and sale under the securities laws of such jurisdictions of the United States as the Underwriters may designate, to maintain such qualifications in effect for as long as may be required for the distribution of the Dollar Notes and to file such statements and reports as may be required by the laws of each jurisdiction in which the Dollar


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

                                      29
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                  Notes have been qualified as above provided that in
                  connection therewith the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the Dollar Notes in such jurisdiction or to register as a dealer in securities or to become subject to taxation in any jurisdiction.

8.2 NRPLC covenants to and agrees with the Underwriters and each of them that:

         (a)      Notify Change

                  NRPLC will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment of the gross underwriting proceeds of the Notes being made to the Issuer on the Closing Date and will take such steps as may be reasonably requested by the Lead Underwriters to remedy and/or publicize the same. In the event that the Prospectus is amended or supplemented pursuant to Clause 8.1(c) above, then the representations and warranties contained in Clause 7(f) shall be deemed to be repeated by NRPLC as of the date of such amended Prospectus or supplement to the Prospectus, on the basis that each reference to "Prospectus" in Clause 7(f) shall be deemed to be a reference to the Prospectus as amended or supplemented as at such date;

         (b)      Perform All Required Actions

                  On or prior to the Closing Date, NRPLC will do all things reasonably within its power and required of it on such date under the terms of the Legal Agreements to which it is a party;

         (c)      Ratings

                  NRPLC will not take, or cause to be taken, any action and will not permit any action to be taken which it knows or has reason to believe would result in the Issuer not being assigned an [ ] rating for the Series [ ] Class [ ] Notes by Fitch Ratings, an [ ] rating for the Series [ ] Class [ ] Notes by Moody's, and an [ ] rating for the Series [ ] Class
                  [ ] Notes by Standard & Poor's; and

         (d)      Legal Agreements

                  Prior to closing on the Closing Date NRPLC will not amend the terms of any of the already executed Legal Agreements, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Lead Underwriters (such consent not to be unreasonably withheld or delayed).

9.       CONDITIONS PRECEDENT

9.1 The obligation of the Underwriters under this Agreement to subscribe for the Dollar Notes is subject to the following conditions precedent:



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         (a)      The Registration Statement

                  (i) If the Registration Statement has not become effective prior to the date of this Agreement, unless the Lead Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 9:30 a.m. New York City time on the next business day in New York following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date;

                  (ii) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and

                  (iii) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened;

         (b)      Execution of Legal Agreements and the Global Notes

                  The execution and delivery by all parties thereto of the Legal Agreements and the Global Notes representing each class of the Dollar Notes on or prior to the Closing Date;

         (c)      Admission to Trading

                  The Dollar Notes having been admitted to the Official List maintained by UK Listing Authority and the Stock Exchange having agreed to admission of the Dollar Notes to trading on or about the Closing Date;

         (d)      Legal Opinions

                  On or prior to the Closing Date, there having been delivered to the Issuer, the Underwriters, the Note Trustee and the Security Trustee copies of opinions and disclosure letters, in form and substance satisfactory to the Lead Underwriters, the Note Trustee, the Security Trustee and the Rating Agencies, dated the Closing Date, of:

                  (i) Sidley Austin Brown & Wood, legal and tax advisers as to English law and as to US law to NRPLC, the Mortgages Trustee, Funding 2 and the Issuer, addressed to NRPLC, the Mortgages Trustee, Funding 2, the Issuer, the Underwriters, the Managers, the Note Trustee and the Security Trustee;

                  (ii) Mourant du Feu & Jeune, legal advisers as to Jersey law to the Mortgages Trustee, addressed to Funding 2, the Mortgages Trustee, the Underwriters, the Managers, the Note Trustee and the Security Trustee;

                  (iii) Tods Murray WS, legal and tax advisers as to Scots law to NRPLC, the Mortgages Trustee, Funding 2 and the Issuer, addressed to NRPLC, the


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                          Mortgages Trustee, Funding 2, the Issuer, the
                          Underwriters, the Managers, the Note Trustee and the Security Trustee;

                  (iv) Allen & Overy LLP, legal advisers as to English law and as to US law to the Underwriters and the Managers, addressed to the Underwriters and the Managers;

                  (v) Dundas & Wilson, legal advisers as to Scots law to the Underwriters and the Managers, addressed to the Underwriters and the Managers; and

                  (vi)    Counsel for the Issuer Swap Provider;

         (e)      Auditors' Letters

                  (i) On or around the date of this Agreement, there having been addressed and delivered to the Underwriters letters, in form and substance satisfactory to the Lead Underwriters, dated on or around the date of this Agreement, from [PricewaterhouseCoopers LLP], the independent auditors of the Issuer and Funding 2; and

                  (ii) On the Closing Date, there having been addressed and delivered to the Issuer, in form and substance satisfactory to the Lead Underwriters, a pool report in respect of agreed upon procedures in connection with the Northern Rock plc mortgage files (with no material exceptions to the results stated therein) from [PricewaterhouseCoopers LLP];

         (f)      Certified Constitutional Documents

                  On or prior to the Closing Date, there having been delivered to the Lead Underwriters on behalf of the Underwriters a copy, certified by a duly authorized director or the company secretary of, as applicable, the Issuer, Funding 2 and the Mortgages Trustee of: (i) the Memorandum and Articles of Association of each of the Issuer, Funding 2 and the Mortgages Trustee; (ii) the resolution of the Board of Directors of each of the Issuer, Funding 2 and the Mortgages Trustee authorizing the execution of this Agreement and the other Legal Agreements and the entry into and performance of the transactions contemplated thereby; and (iii) in respect of the Issuer, the issue of the Notes and the entry into and performance of the transactions contemplated thereby;

         (g)      Accuracy of Representations

                  At the Closing Date: (i) the representations and warranties of the Issuer, Funding 2, the Mortgages Trustee and NRPLC in this Agreement being true, accurate and correct at, and as if made on, the Closing Date and the Issuer, Funding 2, the Mortgages Trustee and NRPLC having performed all of their obligations in the Legal Agreements to be performed on or before the Closing Date; and (ii) there having been delivered to the Underwriters a certificate to that effect signed by a duly authorized officer of, as applicable, the Issuer, Funding 2, the Mortgages Trustee and NRPLC, dated the Closing Date and confirming that, since the date of this Agreement, there has been no adverse change, nor any development involving a prospective adverse change, in or affecting the operations, properties, financial condition or prospects of


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                  the Issuer, Funding 2, the Mortgages Trustee or NRPLC which is material in the context of the issue of the Notes;

         (h)      Circumstances for Termination

                  On or prior to the Closing Date, in the opinion of the Lead Underwriters (after consultation with NRPLC, if practicable), none of the circumstances described in Clause 12.1(c) or 12.1(d) having arisen;

         (i)      Ratings

                  Receipt of notification from Fitch Ratings, Moody's and Standard & Poor's that the ratings for the Notes described in the Prospectus have been assigned either without conditions or subject only to the execution and delivery on or before the Closing Date of the Legal Agreements and legal opinions in all material respects in the form in which they shall then have been executed and delivered on or prior to the Closing Date, there not having been a public announcement from any of the above rating agencies that such agency has revised downwards or withdrawn or placed on review or "creditwatch" with negative implications or with implications of a possible change that does not indicate the direction of such possible change (or other similar publication of formal review by the relevant rating agency) any existing credit rating assigned to the Notes or the long term debt of NRPLC;

         (j)      Other Issues

                  The Reg S Notes having been or being issued and subscribed and paid for pursuant to the Subscription Agreement and the Programme Agreement prior to or contemporaneously with the issue, subscription and payment for the Dollar Notes hereunder;

         (k)      Material Adverse Event

                  There not having been between the date of this Agreement and the Closing Date any change or any development or event reasonably likely to involve a prospective change which would, in the judgment of the Lead Underwriters, be materially adverse to the financial or trading condition of the Issuer, Funding 2, the Mortgages Trustee or NRPLC from that set forth in the Prospectus, or rendering untrue and incorrect any of the representations and warranties contained in Clauses 5, 6 and 7 as though the said representations and warranties had been given on the Closing Date with reference to the facts and circumstances prevailing at that date nor the failure of the Issuer, Funding 2, the Mortgages Trustee or NRPLC to perform each and every covenant to be performed by it pursuant to the Legal Agreements, the Mortgage Loans and the Related Security on or prior to the Closing Date;

         (l)      Solvency Certificates

                  (i) The Issuer having furnished or caused to be furnished to the Underwriters and the Note Trustee at the Closing Date a solvency certificate, dated the Closing Date, of a duly authorized director of the Issuer in the agreed form;


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                                      33
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                  (ii)    Funding 2 having furnished or caused to be furnished
                          to the Issuer, NRPLC and the Security Trustee a solvency certificate, dated the Closing Date, of a duly authorized director of Funding 2 in the agreed form;

                  (iii) The Mortgages Trustee having furnished or caused to be furnished to the Underwriters, the Issuer, the Security Trustee and NRPLC a solvency certificate, dated the Closing Date, of a duly authorized director of the Mortgages Trustee in the agreed form; and

                  (iv) NRPLC having furnished or caused to be furnished to the Underwriters, the Issuer, the Security Trustee, Funding 2 and the Mortgages Trustee a solvency certificate, dated the Closing Date, of a duly authorized officer or director of NRPLC in the agreed form; and

         (m)      Mortgage Sale Agreement

                  All of the steps required by Clause 4 of the Mortgage Sale Agreement for the purposes of the purchase of a New Mortgage Portfolio (as defined therein) by the Mortgages Trustee from NRPLC on the applicable Assignment Date and related rights to be acquired from NRPLC pursuant thereto having been taken.

9.2 Prior to the Closing Date, there shall be furnished to the Lead Underwriters such further information, certificates, opinions and documents as the Lead Underwriters may reasonably request.

9.3 If any of the conditions specified in this Clause 9 have not been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in all material respects in form and substance to the Lead Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled (provided, however, that the liability of the Issuer in relation to expenses as provided under, or under any arrangements referred to in, Clause 10 and any liability arising before or in relation to such termination shall not be cancelled) at, or at any time prior to, the Closing Date by the Lead Underwriters. Notice of such cancellation shall be given to the Issuer in writing or by telephone or facsimile confirmed in writing.

9.4 The Lead Underwriters, on behalf of the Underwriters, may, in their discretion, waive compliance with the whole or any part of this Clause 9.

10.      EXPENSES

10.1     General Expenses

         The Issuer covenants to pay or cause to be paid the following (together with (i) in respect of taxable supplies made to the Issuer, any amount in respect of value added tax or similar tax payable in respect thereof against production of a valid tax invoice and (ii) in respect of taxable supplies made to a person other than the Issuer, any amount in respect of Irrecoverable VAT (for the purposes of this Agreement "Irrevocable VAT" means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a "Relevant Party") as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant


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                  Party does not or will not receive and retain a credit or
                  repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act 1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates) or similar tax payable in respect thereof against production of a valid tax invoice):
                  (a) the fees, disbursements and expenses of the Issuer's legal advisers and accountants and all other expenses of the Issuer in connection with the issue (including without limitation any filing fees payable to the Commission in connection with the registration of the Dollar Notes under the Securities Act and any fees payable in connection with the qualification of the Dollar Notes for offering and sale pursuant to any NASD regulatory provisions or under any applicable United States state securities, Blue Sky or similar laws) and listing of the Dollar Notes (including without limitation, any advertisements required in connection therewith); the preparation and delivery of each class of the Notes in global form and (if required) definitive form; the costs of the initial delivery and distribution of the Notes (including, without limitation, transportation, packaging and insurance) and the initial fees and expenses of The Depository Trust Company in relation to the Notes (excluding any such fees and expenses arising as a result of any transfer of the Notes); the preparation and printing of the Prospectus (in proof, preliminary and final form) and any amendments and supplements thereto and the mailing and delivery of copies of this Agreement to the Underwriters; (b) the cost of printing or reproducing the Legal Agreements and any other documents prepared in connection with the offering, issue and initial delivery of the Notes; (c) the fees and expenses of the Note Trustee and the Security Trustee (including fees and expenses of legal advisers to the Note Trustee and the Security Trustee), the US Paying Agent and the Agent Bank in each case reasonably incurred in connection with the preparation and execution of the Legal Agreements and any other relevant documents and the issue of the Notes and compliance with the Conditions of the Notes; (d) the fees and expenses incurred or payable in connection with obtaining a rating for the Notes from Fitch Ratings, Moody's and Standard & Poor's and annual fees in connection with such rating or any other rating from such institution for the Notes; (e) the fees and expenses payable in connection with obtaining and maintaining the admission to trading of the Notes on the Stock Exchange; (f) reasonable out-of-pocket expenses (excluding legal expenses) incurred by the Lead Underwriters on behalf of the Underwriters in connection with the transactions contemplated hereby; (g) any reasonable roadshow expenses incurred by the Lead Underwriters on behalf of the Underwriters; and (h) any reasonable amount in respect of the fees and disbursements of the Underwriters' legal advisers in relation thereto.

10.2     Reimbursement

         The Issuer will reimburse the Underwriters for all amounts in connection with the issue of the Notes which it has agreed to pay pursuant to Clause 10.1.

10.3 For the avoidance of doubt, references to costs and expenses in this Agreement shall be deemed to include, in addition, references to any irrecoverable UK value added tax payable in respect of such costs and expenses.

11.      INDEMNIFICATION

11.1     Issuer, Funding 2, Mortgages Trustee and NRPLC Indemnity

         Each of the Issuer, Funding 2, the Mortgages Trustee and NRPLC jointly and severally agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter (each an


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         "Indemnified Person") within the meaning of either Section 15 of the
         Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, including without limitation any such losses, claims, damages or liabilities arising under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Issuer, Funding 2 and the Mortgages Trustee have furnished any amendment or supplement thereto) or any preliminary prospectus, or in any data, table, computer record, electronic record, e-mail or printed information provided by or on behalf of NRPLC to the Underwriters for inclusion (and to the extent included) in the Registration Statement or the Prospectus (as amended or supplemented if the Issuer, Funding 2 and the Mortgages Trustee have furnished any amendment or supplement thereto) or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer, Funding 2, the Mortgages Trustee and NRPLC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission or any representation, warranty or covenant made by NRPLC, the Issuer, Funding 2 or the Mortgages Trustee in this Agreement, or made in the Registration Statement or the Prospectus (as amended or supplemented if the Issuer, Funding 2 and the Mortgages Trustee have furnished any amendment or supplement thereto) or any preliminary prospectus in reliance upon and in conformity with written information furnished to the Issuer, Funding 2, the Mortgages Trustee and NRPLC by or on behalf of any Underwriter through the Lead Underwriters specifically for inclusion therein and provided further, that as to any preliminary prospectus or the Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented (for the purposes of this Clause 11, the "Final Prospectus"), to that person within the time required by the Securities Act where required by law to do so, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus or Prospectus was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Issuer, Funding 2, the Mortgages Trustee or NRPLC with Clause 8.1(b) hereof. For purposes of the final proviso to the immediately preceding sentence, the term Final Prospectus shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Prospectus or in any Final Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written or oral request therefor. The Issuer, Funding 2, the Mortgages Trustee and NRPLC further agree to reimburse each Underwriter and each such controlling person for any legal and other expenses reasonably incurred by such Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Issuer, Funding 2, the Mortgages Trustee and NRPLC may otherwise have to any Underwriter or any controlling person of any Underwriter.


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         No Underwriter or controlling person of any Underwriter shall have any duty or obligation, whether as fiduciary for any Indemnified Person or otherwise, to recover any such payment or to account to any other person for any amounts paid to it under this Clause 11.1.

         The foregoing shall be subject to the following:

         (a) Any right which at any time the Mortgages Trustee has under the existing or future laws of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had to the assets of any other person before any claim is enforced against such person in respect of the obligations hereby assumed by such person is hereby abandoned and waived.

         (b) The Mortgages Trustee undertakes that if at any time any person indemnified sues the Mortgages Trustee in respect of any such obligations and the person in respect of whose obligations the indemnity is given is not sued also, the Mortgages Trustee shall not claim that such person be made a party to the proceedings and each agrees to be bound by this indemnity whether or not it is made a party to legal proceedings for the recovery of the amount due or owing to the person indemnified, as aforesaid, by the person in respect of whose obligations the indemnity is given and whether the formalities required by any law of Jersey whether existing or future in regard to the rights or obligations of sureties shall or shall not have been observed.

         (c) Any right which the Mortgages Trustee may have under the existing or future laws of Jersey whether by virtue of the droit de division or otherwise to require that any liability under this indemnity be divided or apportioned with any other person or reduced in any manner whatsoever is hereby abandoned and waived.

11.2     Underwriters' Indemnity

         Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Issuer, Funding 2, the Mortgages Trustee and NRPLC, each of their directors and each of their officers who signs the Registration Statement, their employees and each person who controls the Issuer or NRPLC within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Issuer, Funding 2, the Mortgages Trustee or NRPLC by or on behalf of such Underwriter through the Lead Underwriters specifically for inclusion in the Registration Statement or the Prospectus (as amended or supplemented if the Issuer, Funding 2 and the Mortgages Trustee have furnished any amendment or supplement thereto) or any preliminary prospectus. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. For purposes of this Clause 11.1, the Issuer, Funding 2, the Mortgages Trustee and NRPLC acknowledge that the statements set forth under the heading "Underwriting" that specify,
         (i) the list of Underwriters and their respective participation in the sale of the Dollar Notes, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to short sales, stabilization, short covering transactions and penalty bids in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.


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11.3     Proceedings

         Promptly after receipt by an indemnified party under this Clause 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Clause 11, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under Clause 11.1 or 11.2 above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event relieve the indemnifying party from any obligation to any indemnified party other than the indemnification obligation provided in Clause 11.1 or 11.2 above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Clause 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each Underwriter, the Underwriters as a group, or the Issuer, Funding 2, the Mortgages Trustee and NRPLC, as the case may be, shall have the right to employ separate counsel to represent such Underwriter and its controlling persons, the Underwriters and their respective controlling persons or the Issuer, Funding 2, the Mortgages Trustee and NRPLC and their respective controlling persons, as the case may be, who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified parties under this Clause 11 if in the reasonable judgement of any Underwriter, the Underwriters acting together, or any of the Issuer, Funding 2, the Mortgages Trustee and NRPLC, as the case may be, it is advisable for such indemnified parties to be represented by separate counsel, and in that event the fees and expenses of such separate counsel (and local counsel) shall be paid by the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Clause 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however that the indemnifying party shall not be liable for the expenses of more than one such separate counsel (and local counsel) representing the indemnified parties under Clause 11.1 or 11.2 hereof), (ii) the indemnifying party has authorized (acting reasonably) the employment of more than one such separate counsel (and local counsel) representing the employed counsel satisfactory to the indemnified party to represent the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Clause 11, the indemnifying party agrees that it shall be liable for any settlement of any

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         proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request and (ii) such indemnifying party shall not have either reimbursed the indemnified party in accordance with such request or objected to such request in writing prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and in respect of which indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

11.4     Contribution

         In the event that the indemnity provided in Clause 11.1 or 11.2 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuer, NRPLC, Funding 2, the Mortgages Trustee and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuer, NRPLC, Funding 2, the Mortgages Trustee and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuer, NRPLC, Funding 2, the Mortgages Trustee and the Underwriters from the offering of the Dollar Notes. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuer, NRPLC, Funding 2, the Mortgages Trustee and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer, NRPLC, Funding 2, the Mortgages Trustee and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer, Funding 2, the Mortgages Trustee and NRPLC shall be deemed to be equal to the Issue Price (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total Selling Commissions and the Management and Underwriting Commission, in each case as set forth in Clause 1.4. Relative fault shall be determined by reference to among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuer, Funding 2, the Mortgages Trustee or NRPLC on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer, NRPLC, Funding 2, the Mortgages Trustee and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable consideration referred to above. Notwithstanding the provisions of this Clause 11.4, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Clause 11, each person who controls an Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Issuer, Funding 2, the Mortgages Trustee or NRPLC within the meaning of either the Securities Act or the Exchange Act, each officer of the Issuer who shall have signed the Registration Statement, each employee and each director of the Issuer, Funding 2, the Mortgages Trustee or NRPLC shall have the same rights to contribution as the Issuer, Funding 2, the Mortgages Trustee or NRPLC, as the case may be, subject in each case to the applicable terms and conditions of this Clause 11.4. Notwithstanding the foregoing, in no case shall the

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                                      39
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         Underwriter (except as may be provided in any agreement among
         Underwriters relating to the offering of the Notes) be responsible for any amount in excess of the Selling Commission or Management and Underwriting Commission applicable to the Notes purchased by such Underwriter hereunder.

12.      TERMINATION

12.1     Lead Underwriters' Ability to Terminate

         Notwithstanding any other provision of this Agreement, the Lead Underwriters on behalf of the Underwriters may, by notice to the Issuer given at any time after the execution and delivery of this Agreement and prior to the Closing Date, terminate this Agreement in any of the following circumstances:

         (a) if there shall have come to the notice of the Underwriters any breach of, or any event rendering untrue or incorrect in any material respect, any of the warranties and representations contained in Clause 5 or 6 or 7 (or any deemed repetition thereof) or failure to perform any of the Issuer's or NRPLC's covenants or agreements in this Agreement in any material respect; or

         (b) if any condition specified in Clause 9 has not been satisfied or waived by the Lead Underwriters on behalf of the Underwriters; or

         (c) if in the opinion of the Lead Underwriters, circumstances shall be such as: (i) to prevent or to a material extent restrict payment for the Dollar Notes in the manner contemplated in this Agreement or (ii) to a material extent prevent or restrict settlement of transactions in the Dollar Notes in the market or otherwise; or

         (d) if in the opinion of the Lead Underwriters, there shall have been (i) any change in national or international political, legal, tax or regulatory conditions or (ii) any calamity or emergency, which has in its view caused a substantial deterioration in the price and/or value of the Dollar Notes; or

         (e)      upon termination of the Subscription Agreement; or

         (f) if (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on such exchanges or such market; (ii) a banking moratorium shall have been declared by US federal or New York State or UK regulatory authorities; (iii) there shall have occurred any change or any development involving a prospective change, in or affecting particularly the business or properties of the Issuer, Funding 2, the Mortgages Trustee or NRPLC, which in the judgement of the Lead Underwriters materially impairs the investment quality of the Dollar Notes or makes it impracticable or inadvisable to market the Dollar Notes or (iv) if in the judgement of the Lead Underwriters, it otherwise becomes impracticable or inadvisable to proceed with the offering of the Dollar Notes.



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                                      40
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12.2     Consequences of Termination

         Upon such notice being given this Agreement shall terminate and be of no further effect and no party hereto shall be under any liability to any other in respect of this Agreement except that (a) the Issuer shall remain liable under Clause 10 for the payment of the costs and expenses already incurred or incurred in consequence of such termination and (b) (i) the indemnity agreement and contribution provisions set forth in Clause 11, (ii) the obligations of the Issuer and NRPLC and the representations and warranties of the Underwriters made in Clause 3.2(b) of this Agreement, which would have continued in accordance with Clause 13 had the arrangements for the underwriting and issue of the Dollar Notes been completed, shall so continue.

13.      SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS

13.1 The representations, warranties, agreements, undertakings and indemnities in this Agreement will continue in full force and effect notwithstanding completion of the arrangements for the subscription and issue of the Dollar Notes or any investigation made by or on behalf of any Underwriter or any controlling person or any of its representatives, directors, officers, agents or employees or any of them.

13.2 Save for their respective responsibilities to comply with the relevant representations set forth herein, neither the Issuer, Funding 2, the Mortgages Trustee nor NRPLC shall have any responsibility in respect of the legality of the Underwriters or other persons offering and selling the Dollar Notes in any jurisdiction or in respect of the Dollar Notes qualifying for sale in any jurisdiction.

14.      NOTICES

14.1 All communications pursuant to this Agreement will be in writing and will be delivered at or sent by facsimile transmission to the following addresses:

         (i)      if to the Issuer,

                  Fifth Floor
                  100 Wood Street
                  London
                  EC2V 7EX

                  Attention:      The Company Secretary

                  Facsimile:      +44 (0) 207 606 0643

                  With a copy to:

                  Northern Rock House
                  Gosforth
                  Newcastle upon Tyne
                  NE3 4PL

                  Attention:      Securitization, Risk Operations

                  Facsimile:      +44 (0) 191 279 4929

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                                      41
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         (ii)     if to NRPLC,

                  Northern Rock House
                  Gosforth
                  Newcastle upon Tyne
                  NE3 4PL

                  Attention:      Securitization, Risk Operations

                  Facsimile:      +44 (0) 191 279 4929

         (iii)    if to the Underwriters,

                  [             ]

         (iv)     if to Funding 2,

                  Fifth Floor
                  100 Wood Street
                  London
                  EC2V 7EX

                  Attention:      The Company Secretary

                  Facsimile:      +44 (0) 207 606 0643

         (v)      if to the Mortgages Trustee,

                  22 Grenville Street
                  St. Helier
                  Jersey
                  JE4 8PX

                  Attention:      The Company Secretary

                  Facsimile:      +44 (0) 1534 609 333

14.2 Any communication so sent by letter shall take effect at the time of actual delivery to the addressee, and any communication so sent by facsimile transmission shall take effect upon acknowledgement of receipt by the recipient. Any communication to be delivered to any party under this Agreement which is to be sent by facsimile transmission will be written legal evidence.

14.3 The Mortgages Trustee agrees that the process by which any proceedings in England are begun may be secured on it by being delivered to Granite Finance Trustees Limited c/o Mourant & Co. Capital (SPV) Limited, 69 Park Lane, Croydon CR9 1TQ, or otherwise at the registered office of Mourant & Co. Capital (SPV) Limited, attn:
         The Company Secretary. If such person is not or ceases to be effectively appointed to accept service of process on the Mortgages Trustee's behalf the Mortgages Trustee shall, on the written demand of the Lead Underwriters, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Lead Underwriters shall be entitled to appoint such a person by written notice to the Mortgages Trustee. Nothing in this sub-clause

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                                      42
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         shall affect the right of the Lead Underwriters to serve process in any other manner permitted by law.

15.      TIME

         Time shall be of the essence of this Agreement.

16.      NON PETITION AND LIMITED RECOURSE

         Each of the Underwriters agrees with the Issuer, Funding 2 and the Mortgages Trustee, that it shall not, until the expiry of one year and one day after the payment of all sums outstanding and owing under the Notes (in respect of the Issuer) and until the expiry of one year and one day after the payment of all sums outstanding and owing under any Loan Tranche made to Funding 2 by the Issuer or any other company (in respect of the Mortgages Trustee) take any corporate action or other steps or legal proceedings for the winding-up, dissolution, arrangement, reconstruction or re-organization or for the appointment of a liquidator, receiver, manager, administrator, administrative receiver or similar officer of the Issuer, the Mortgages Trustee or Funding 2 or any, or all of, their respective assets or revenues.

         To the extent permitted by law, no recourse under any obligation, covenant or agreement of any person contained in this Agreement shall be had against any shareholder, officer or director of the Issuer, Funding 2 or the Mortgages Trustee, by the enforcement of any assessment or by any legal proceedings, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of each of the Issuer, Funding 2 and the Mortgages Trustee expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Issuer, Funding 2 or the Mortgages Trustee contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such person of any such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Agreement.

17.      GOVERNING LAW AND JURISDICTION

17.1     Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

17.2     Jurisdiction

         Each of the parties hereto irrevocably agrees that, except as otherwise set forth in this paragraph, any state or federal court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute arising out of or relating to this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the Mortgages Trustee, Funding 2, the Issuer and NRPLC hereby appoints the CT Corporation System at 111 Eighth Avenue, New York, NY 10011, or, if otherwise, its principal place of business in the City of New York from time to time, as its agent for service of process and agrees that service of any process, summons, notice or


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                                      43
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         document by hand delivery or registered mail upon such agent shall be effective service of process for any suit, action or proceeding brought in any such court. Each of the Mortgages Trustee, Funding 2, the Issuer and NRPLC irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Mortgages Trustee, Funding 2, the Issuer and NRPLC agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of the Mortgages Trustee, Funding 2, the Issuer and NRPLC and may be enforced in any other court to whose jurisdiction each of the Mortgages Trustee, Funding 2, the Issuer and NRPLC is or may in the future be subject, by suit upon judgment. Each of the Mortgages Trustee, Funding 2, the Issuer and NRPLC further agrees that nothing herein shall affect the Underwriters' right to effect service of process in any other manner permitted by law or to bring a suit, action or proceeding (including a proceeding for enforcement of a judgement) in any other court or jurisdiction in accordance with applicable law.

18.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts (manually or by facsimile) all of which, taken together, shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart.

19.      AUTHORITY OF THE LEAD UNDERWRITERS

         Any action by the Underwriters hereunder may be taken by [      ],
         [       ] and [     ] as representatives on behalf of the Underwriters,
         and any such action taken by [    ], [    ] and [    ] shall be
         binding upon the Underwriters.

20.      SUCCESSORS

         This Agreement shall inure to the benefit of and be binding upon each of the parties hereto, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Dollar Notes from the Underwriters shall be deemed to be a successor by reason merely of such purchase.




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                                      44
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IN WITNESS WHEREOF this Agreement has been entered on the date stated at the beginning.



GRANITE MASTER ISSUER PLC

By:



NORTHERN ROCK PLC

By:



GRANITE FINANCE FUNDING 2 LIMITED

By:



GRANITE FINANCE TRUSTEES LIMITED

By:



[                 ]

By:



[                 ]

By:



[                 ]

[For itself and on behalf of the several Underwriters listed in Schedule 1 hereto]

By:




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                                  SCHEDULE 1